UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 28, 2020

Date of report (Date of earliest event reported)

Axsome Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37635	45-4241907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Broadway, 3rd Floor New York, New York (Address of principal executive offices)		10038 (Zip Code)

Registrant’s telephone number, including area code (212) 332-3241

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	AXSM	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.

On February 28, 2020, Axsome Therapeutics, Inc. (the “Company”) promoted Mark Jacobson from his role of Senior Vice President, Operations to the role of Chief Operating Officer, effective immediately.

Mr. Jacobson, age 36, has served as the Company’s Senior Vice President, Operations since September 2017 and has been a member of the Company since April 2014. Prior to joining the Company, Mr. Jacobson was Director of Corporate Development at Stemline Therapeutics, Inc., where his responsibilities covered corporate operations, investor relations, public relations, and intellectual property. Mr. Jacobson began his career in healthcare communications at Publicis Healthcare Communications Group. Mr. Jacobson earned a Master of Arts in Biotechnology from Columbia University and a Bachelor of Science in Biology from Iowa State University.

There are no family relationships between Mr. Jacobson and any of the Company’s directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer.

Mr. Jacobson will receive a base salary of $375,000 per year, effective as of January 1, 2020, and will continue to be eligible for equity awards under the Company’s 2015 Omnibus Incentive Compensation Plan. Mr. Jacobson did not receive any equity awards in connection with his promotion.

Item 8.01 Other Events.

On March 5, 2020, the Company issued a press release announcing the promotion of Mr. Jacobson to Chief Operating Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 5, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXSOME THERAPEUTICS, INC.

Date: March 5, 2020

	By:	/s/ Herriot Tabuteau, M.D.
Name: Herriot Tabuteau, M.D.
Title: Chief Executive Officer